PROXY

                            AMERICAN EXPRESS COMPANY

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                      FOR ANNUAL MEETING ON APRIL 22, 1996

The undersigned hereby appoints Michael P. Monaco,  Louise M. Parent and Stephen
P. Norman, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the executive offices of the Company, 200 Vesey Street, 26th Floor, New York, New York 10285, on April 22, 1996 at 10:00 A.M., local time, and at any adjournment thereof, as directed below with respect to the proposals set forth in the Proxy Statement and in their discretion upon any matter that may properly come before the meeting or any adjournment thereof.

Election of Directors. Nominees:

D.F. Akerson, A.L. Armstrong, E.L. Artzt,
W.G. Bowen, D.M. Culver, C.W. Duncan Jr.,
H. Golub, B. Sills Greenough, F.R. Johnson,
V.E. Jordan Jr., D. Lewis, A. Papone,

F.P. Popoff.

(COMMENTS/ADDRESS CHANGE)

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(If you have written in the above space,  please mark the  corresponding  box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN THIS CARD. THE SIGNER HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE SIGNER TO VOTE AT SAID MEETING OR ANY ADJOURNMENT THEREOF.

                            (Continued and to be dated and signed on other side)
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                              FOLD AND DETACH HERE.

NOTICE TO PARTICIPANTS IN ONE OR MORE OF THE FOLLOWING EMPLOYEE PLANS:

  -- American Express Incentive Savings Plan
  -- IDS DVP Savings Plan
  -- IDS DVP Retirement Plan

This proxy card indicates the number of whole shares credited to your account(s) in one or more of the above listed plans as of February 20, 1996. The shares credited to your account(s) in the plans will be voted according to your voting instructions indicated on this card if American Express Trust Company, the Trustee of the plans, receives such instructions in a timely manner.

To be received in a timely manner, Chemical Mellon Shareholder Services, L.L.C., which is acting on behalf of and at the direction of the Trustee, must receive your proxy card for tabulation by April 17, 1996.

If the Trustee does not receive your voting instructions in a timely manner, your shares held in the above listed plan(s) will be voted by the Trustee, on a plan-by-plan basis, in the same proportion as the Trustee has received timely voting instructions on other shares held in such plan(s).

[LOGO OF AMERICAN EXPRESS]

                                Please mark your
                             votes as indicated in
                                this example. [X]

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
              DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER. IF NO
          DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,
                         2 AND 3 AND AGAINST PROPOSAL 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                          WITHHOLD
                                        FOR ALL           FROM ALL
                                        NOMINEES          NOMINEES

Item 1 - Election of Directors.           [  ]              [  ]

FOR the slate, except vote WITHHELD
from the following nominee(s):



-----------------------------

                                        FOR       AGAINST       ABSTAIN
Item 2 - Selection of
         Ernst & Young LLP as
         Independent Auditors.          [  ]        [  ]          [  ]

Item 3 - Approval of Amendments
         to 1989 Long-Term
         Incentive Plan.                [  ]        [  ]          [  ]



                        THE BOARD OF DIRECTORS RECOMMENDS
                             A VOTE AGAINST ITEM 4.

                                        FOR       AGAINST       ABSTAIN
Item 4 - Shareholder proposal
         relating to cumulative
         voting.                        [  ]        [  ]          [  ]

I plan to attend meeting.               [  ]

COMMENTS/ADDRESS CHANGE
(Please mark this box if you
have written comments/address
change on the reverse                   [  ]
side.)

Signature(s)_____________________________________________  Date ________________

NOTE: Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such.

                              FOLD AND DETACH HERE.